                                             File No. 33-43108   CIK #879732


                   Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 6


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



               Insured Municipals Income Trust, Series 278
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


     Van Kampen American Capital Distributors, Inc.    Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J.
     Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on September 24, 1997 pursuant to paragraph (b) of Rule 485.

SERIES 278

22,069 Units

PROSPECTUS PART ONE

NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.
Please retain both parts of this Prospectus for future reference.

In the opinion of counsel, interest income to the Trust and to Unitholders, with certain exceptions, is exempt under existing law from all Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to Federal tax.

THE TRUST

The above-named series of Insured Municipals Income Trust (the "Trust") consists of an insured portfolio of interest-bearing obligations (the " Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities or by certain United States territories or possessions and their public authorities, the interest of which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. Each Unit represents a fractional undivided interest in the principal and net income of the Trust (see "Summary of Essential Information" in this Part One and "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

PUBLIC OFFERING PRICE

The Public Offering Price of the Units of each Trust during the secondary market will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information" in this Part One.

ESTIMATED CURRENT AND LONG-TERM RETURNS

Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Information" in this Part One. The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part Two of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Date of this Prospectus is September 24, 1997

 Van Kampen American Capital

INSURED MUNICIPALS INCOME TRUST, SERIES 278

Summary of Essential Financial Information

As of July 1, 1997

Sponsor: Van Kampen American Capital Distributors, Inc.

Evaluator: American Portfolio Evaluation Services

(A division of an affiliate of the Sponsor)

Trustee: The Bank of New York

The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing distributions semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                             IM-IT
                                                                                  -----------------
General Information
Principal Amount (Par Value) of Securities....................................... $      21,585,000
Number of Units..................................................................            22,069
Fractional Undivided Interest in Trust per Unit..................................          1/22,069
Public Offering Price:
 Aggregate Bid Price of Securities in Portfolio.................................. $   22,361,029.10
 Aggregate Bid Price of Securities per Unit...................................... $        1,013.23
 Sales charge 2.827% (2.75% of Public Offering Price excluding principal cash)... $           28.64
 Principal Cash per Unit......................................................... $           (.14)
 Public Offering Price per Unit <F1>............................................. $        1,041.73
Redemption Price per Unit........................................................ $        1,013.09
Excess of Public Offering Price per Unit over Redemption Price per Unit.......... $           28.64
Minimum Value of the Trust under which Trust Agreement may be terminated......... $    4,576,000.00
Annual Premium on Portfolio Insurance............................................ $       11,339.00
Minimum Principal Distribution.......$1.00 per Unit
Date of Deposit......................January 9, 1992
Mandatory Termination Date...........December 31, 2021
Evaluator's Annual Supervisory Fee...Maximum of $0.25 per Unit
Evaluator's Annual Fee <F4>..........$8,005

Evaluations for purpose of sale, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

                                                                                                     Semi-
Special Information Based On Various Distribution Plans                 Monthly      Quarterly      Annual
                                                                    ------------ -------------- -----------
Calculation of Estimated Net Annual Unit Income:
 Estimated Annual Interest Income per Unit......................... $      62.41 $        62.41 $     62.41
 Less: Estimated Annual Expense excluding Insurance................ $       1.78 $         1.58 $      1.33
 Less: Annual Premium on Portfolio Insurance....................... $        .51 $          .51 $       .51
 Estimated Net Annual Interest Income per Unit..................... $      60.12 $        60.32 $     60.57
Calculation of Estimated Interest Earnings per Unit:
 Estimated Net Annual Interest Income.............................. $      60.12 $        60.32 $     60.57
 Divided by 12, 4 and 2, respectively.............................. $       5.01 $        15.08 $     30.29
Estimated Daily Rate of Net Interest Accrual per Unit.............. $     .16698 $       .16755 $    .16823
Estimated Current Return Based on Public Offering Price <F2><F3>...        5.77%          5.79%       5.81%
Estimated Long-Term Return <F2><F3>................................        4.74%          4.76%       4.79%
Record and Computation Dates...   TENTH day of the month as follows: monthly -
                                  each month; quarterly - March, June,
                                  September and December; semi-annual -
                                  June and December.


Distribution Dates.............   TWENTY-FIFTH day of the month as follows:
                                  monthly - each month; quarterly - March, June,
                                  September and December; semi-annual - June and
                                  December.


Trustee's Annual Fee...........   $0.91, $0.72 and $0.51 per $1,000 principal
                                  amount of Bonds respectively, for those
                                  portions of the Trust under the monthly,
                                  quarterly and semi-annual distribution plans.

----------
<F1>Plus accrued interest to the date of settlement (three business days after purchase) of $.50, $.50 and $.50 for those portions of the Trust under the monthly, quarterly, and semi-annual distribution plans.
<F2>The Estimated Current Return and Estimated Long-Term Return are increased for transactions entitled to a reduced sales charge.
<F3>The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Trust would have been slightly higher.
<F4>Notwithstanding information to the Contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the
Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per
Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter" in the
Consumer Price Index.

PORTFOLIO

In selecting Bonds for the Insured Municipals Income Trust, Series 278, the following facts, among others, were considered: (i) either the Standard & Poor's a Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two),
(ii) the prices of the Bonds relative to other Bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of May 31, 1997, the Trust consists of 21 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Escrowed to Maturity, 2 (13%); General Obligation, 8 (15%); Health Care, 3 (23%); Pre-refunded, 5 (31%) and Retail Electric/Gas/Telephone, 3 (18%). The portfolio consists of 21 Bond issues in 11 states. See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.

PER UNIT INFORMATION

                                                                                               1992<F1>          1993          1994
                                                                                           ------------ ------------- -------------
Net asset value per Unit at beginning of period...........................................  $    951.00  $     951.65  $   1,026.42
                                                                                            ===========  ============  ============
Net asset value per Unit at end of period.................................................  $    951.65  $   1,026.42  $     995.82
                                                                                            ===========  ============  ============
Distributions to Unitholders of investment income including accrued interest paid on
Units redeemed (average Units outstanding for entire period) <F2>.........................  $      6.25  $      51.52  $      60.40
                                                                                            ===========  ============  ============
Distributions to Unitholders from Bond redemption proceeds (average Units outstanding for
entire period)............................................................................  $        --  $         --  $         --
                                                                                            ===========  ============  ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end of period)...  $   (15.92)  $      66.04  $    (30.59)
                                                                                            ===========  ============ =============
Distributions of investment income by frequency of payment <F2>
 Monthly..................................................................................  $      6.25  $      60.12  $      60.12
 Quarterly................................................................................  $      6.25  $      50.26  $      60.32
 Semiannual...............................................................................  $      6.25  $      35.34  $      60.60
Units outstanding at end of period........................................................       23,466        23,465        23,454

----------
<F1>For the period from January 9, 1992 (date of deposit) through May 31, 1992.
<F2>Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

                                                                                                     1995         1996         1997
                                                                                             ------------ ------------ ------------
Net asset value per Unit at beginning of period............................................. $     995.82 $   1,027.13 $   1,011.04
                                                                                             ============ ============ ============
Net asset value per Unit at end of period................................................... $   1,027.13 $   1,011.04 $   1,029.35
                                                                                             ============ ============ ============
Distributions to Unitholders of investment income including accrued interest paid on Units
redeemed (average Units outstanding for entire period) <F2>................................. $      60.49 $      62.46 $      61.80
                                                                                             ============ ============ ============
Distributions to Unitholders from Bond redemption proceeds (average Units outstanding for
entire period).............................................................................. $         -- $         -- $         --
                                                                                             ============ ============ ============
Unrealized appreciation (depreciation) of Bonds (per Unit outstanding at end of period)..... $      31.10 $    (15.69) $      16.65
                                                                                             ============ ============ ============
Distributions of investment income by frequency of payment <F2>
 Monthly.................................................................................... $      60.12 $      61.62 $      60.12
 Quarterly.................................................................................. $      60.32 $      61.84 $      60.32
 Semiannual................................................................................. $      60.60 $      60.60 $      62.11
Units outstanding at end of period..........................................................       23,366       22,941       22,124

----------
<F1>For the period from January 9, 1992 (date of deposit) through May 31, 1992.
<F2>Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors of Van Kampen American Capital Distributors, Inc. and the Unitholders of Insured Municipals Income Trust, Series 278:

We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust, Series 278 as of May 31, 1997, and the related statements of operations and changes in net assets for the three years ended May 31, 1997. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at May 31, 1997 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust, Series 278 as of May 31, 1997, and the results of operations and changes in net assets for the three years ended May 31, 1997, in conformity with generally accepted accounting principles.


                              GRANT THORNTON LLP

Chicago, Illinois
July 25, 1997

INSURED MUNICIPALS INCOME TRUST
SERIES 278
Statements of Condition
May 31, 1997

                                                                                                IM-IT
Trust property
 Cash................................................................................. $          359
 Tax-exempt securities at market value, (cost $21,071,653) (note 1)...................     22,265,335
 Accrued interest.....................................................................        507,676
 Receivable for securities sold.......................................................             --
                                                                                       $   22,773,370
                                                                                       ==============
Liabilities and interest to Unitholders
 Cash overdraft....................................................................... $           --
 Redemptions payable..................................................................             --
 Interest to Unitholders..............................................................     22,773,370
                                                                                       $   22,773,370
                                                                                       ==============
Analyses of Net Assets
Interest of Unitholders (22,124 Units of fractional undivided interest outstanding)
 Cost to original investors of 23,466 Units (note 1).................................. $   23,466,000
 Less initial underwriting commission (note 3)........................................      1,149,634
                                                                                       --------------
                                                                                           22,316,366
 Less redemption of 1,342 Units.......................................................      1,346,053
                                                                                       --------------
                                                                                           20,970,313
Undistributed net investment income
 Net investment income................................................................      7,541,883
 Less distributions to Unitholders....................................................      7,032,948
                                                                                       --------------
                                                                                              508,935
 Realized gain (loss) on Bond sale or redemption......................................        100,440
 Unrealized appreciation (depreciation) of Bonds (note 2).............................      1,193,682
 Distributions to Unitholders of Bond sale or redemption proceeds.....................             --
 Net asset value to Unitholders....................................................... $   22,773,370
                                                                                       ==============
Net asset value per Unit (22,124 Units outstanding)................................... $     1,029.35
                                                                                       ==============

The accompanying notes are an integral part of these statements.

INSURED MUNICIPALS INCOME TRUST, SERIES 278
Statements of Operations
Years ended
May 31,

                                                                             1995          1996          1997
                                                                    ------------- ------------- -------------
Investment income
 Interest income................................................... $   1,457,959 $   1,444,416 $   1,410,749
Expenses
 Trustee fees and expenses.........................................        21,669        21,550        21,568
 Evaluator fees....................................................         7,046         7,857         8,005
 Insurance expense.................................................        11,730        11,730        10,669
 Supervisory fees..................................................         3,896         4,680         6,455
                                                                    ------------- ------------- -------------
 Total expenses....................................................        44,341        45,817        46,697
                                                                    ------------- ------------- -------------
 Net investment income.............................................     1,413,618     1,398,599     1,364,052
Realized gain (loss) from Bond sale or redemption
 Proceeds..........................................................        84,942       425,546       834,663
 Cost..............................................................        81,803       390,206       772,702
                                                                    ------------- ------------- -------------
 Realized gain (loss)..............................................         3,139        35,340        61,961
Net change in unrealized appreciation (depreciation) of Bonds......       726,643     (359,963)       368,372
                                                                    ------------- ------------- -------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $   2,143,400 $   1,073,976 $   1,794,385
                                                                    ============= ============= =============

Statements of Changes in Net Assets
Years ended
May 31,

                                                                                               1995            1996            1997
                                                                                    --------------- --------------- ---------------
Increase (decrease) in net assets
Operations:
 Net investment income............................................................. $     1,413,618 $     1,398,599 $     1,364,052
 Realized gain (loss) on Bond sale or redemption...................................           3,139          35,340          61,961
 Net change in unrealized appreciation (depreciation) of Bonds.....................         726,643       (359,963)         368,372
                                                                                    --------------- --------------- ---------------
 Net increase (decrease) in net assets resulting from operations...................       2,143,400       1,073,976       1,794,385
Distributions to Unitholders from:
 Net investment income.............................................................     (1,415,889)     (1,447,369)     (1,396,959)
 Bonds sale or redemption proceeds.................................................              --              --              --
Redemption of Units                                                                        (83,649)       (432,237)       (818,306)
                                                                                    --------------- --------------- ---------------
 Total increase (decrease).........................................................         643,862       (805,630)       (420,880)
Net asset value to Unitholders
 Beginning of period...............................................................      23,356,018      23,999,880      23,194,250
                                                                                    --------------- --------------- ---------------
 End of period (including undistributed net investment income of $590,612,
$541,842 and $508,935, respectively)............................................... $    23,999,880 $    23,194,250 $    22,773,370
                                                                                    =============== =============== ===============

The accompanying notes are an integral part of these statements.

INSURED MUNICIPALS INCOME TRUST
PORTFOLIO as of May 31,
1997

                                                                                                                            May 31,
                                                                                                                               1997
Port-                                             Name of Issuer, Title,                       Redemption                    Market
folio                     Aggregate               Interest Rate and                    Rating  Feature                        Value
Item                      Principal               Maturity Date                      (Note 2)  (Note 2)                    (Note 1)
-------------------- ---------------------------- ------------------------ ------------------- --------------------- --------------
A                    $                    545,000 Community Unit School
                                                  District Number One,
                                                  Adams County, Illinois
                                                  (Payson) Unlimited Tax
                                                  General Obligation
                                                  Bonds (AMBAC  Indemnity
                                                  Insured)  160M-6.800%
                                                  Due 12/01/09
                                                  185M-6.800% Due                          AAA 2006 @ 100                   176,088
                                                  12/01/10  200M-6.800%                    AAA 2006 @ 100                   202,155
                                                  Due 12/01/11 ...........                 AAA 2006 @ 100            $      217,768
-----------------------------------------------------------------------------------------------------------------------------------
B                                         775,000 Alsip, Illinois,
                                                  Unlimited Tax General
                                                  Obligation Bonds (Bank
                                                  Qualified) FGIC Insured
                                                   6.750% Due 01/01/12 ...                 AAA 2001 @ 102                   812,262
-----------------------------------------------------------------------------------------------------------------------------------
C                                       1,000,000 The City of New York,
                                                  New York, General
                                                  Obligation Bonds,
                                                  Fiscal 1992, Series C
                                                  (MBIA Insured)
                                                  35M-6.625% Due 08/01/13                  AAA 2002 @ 101.50                 36,945
                                                  965M-6.625% Due 08/01/13                 AAA 2002 @ 101.50 P.R.         1,054,533
-----------------------------------------------------------------------------------------------------------------------------------
D                                         510,000 City of New Orleans,
                                                  Louisiana, General
                                                  Obligation Refunding
                                                  Bonds, Series 1991
                                                  (AMBAC Indemnity
                                                  Insured)  300M-0.000%
                                                  Due 09/01/15
                                                  210M-0.000% Due                          AAA                              107,904
                                                  09/01/17 ...............                 AAA                               66,725
-----------------------------------------------------------------------------------------------------------------------------------
E                                         625,000 Owensboro, Kentucky,
                                                  Electric Light and
                                                  Power Revenue Bonds,
                                                  Series B (AMBAC
                                                  Indemnity Insured)
                                                  0.000% Due 01/01/17 ....                 AAA                              204,263
-----------------------------------------------------------------------------------------------------------------------------------
F                                       1,450,000 New York City, New
                                                  York, General
                                                  Obligation Bonds,
                                                  Series C  1,450M-7.000%
                                                  Due 08/01/17 0M-7.000%                                                  1,527,851
                                                  Due 08/01/17............                BBB+ 2002 @ 101.50                  - 0 -
-----------------------------------------------------------------------------------------------------------------------------------
G                                       1,750,000 Chicago, Illinois,
                                                  Public Building
                                                  Commission, Building
                                                  Revenue Bonds, Series A
                                                   (MBIA Insured)  6.500%
                                                  Due 01/01/18** .........                 AAA                            1,877,383
-----------------------------------------------------------------------------------------------------------------------------------
H                                       1,000,000 Illinois Health
                                                  Facilities Authority
                                                  Revenue Bonds, Series
                                                  1991 (Rockford Memorial
                                                  Hospital)  Series B
                                                  (AMBAC Indemnity
                                                  Insured)  6.750% Due                         2001 @ 102
                                                  08/15/18 ...............                 AAA 2010 @ 100 S.F.            1,045,110
-----------------------------------------------------------------------------------------------------------------------------------
I                                       2,055,000 The Convention Center
                                                  Authority (Rhode
                                                  Island) Revenue Bonds,
                                                  1991 Series A (MBIA
                                                  Insured)  1,695M-6.700%                      2001 @ 102
                                                  Due 05/15/20                                 2001 @ 102 P.R.
                                                  360M-6.375% Due                          AAA 2001 @ 102                 1,837,092
                                                  05/15/23 ...............                 AAA 2001 @ 102 P.R.              387,356
-----------------------------------------------------------------------------------------------------------------------------------
J                                       1,000,000 Montana State Board of
                                                  Investment, Workmen's
                                                  Compensation Program
                                                  (MBIA Insured)  6.875%
                                                  Due 06/01/20**..........                 AAA                            1,057,955
-----------------------------------------------------------------------------------------------------------------------------------
K                                         900,000 Maine Health and Higher
                                                  Educational Facilities
                                                  Authority, Revenue
                                                  Bonds (FSA Insured)                          2001 @ 102
                                                  6.375% Due 07/01/21 ....                 AAA 2010 @ 100 S.F.              932,085
-----------------------------------------------------------------------------------------------------------------------------------
L                                       2,685,000 Illinois Health
                                                  Facilities Authority,
                                                  Revenue Bonds, Series
                                                  1991 (Little Company of
                                                  Mary Hospital and
                                                  Health Care Centers)
                                                  MBIA Insured  6.750%
                                                  Due 08/15/21 ...........                 AAA 2001 @ 102 P.R.            2,930,865
-----------------------------------------------------------------------------------------------------------------------------------
M                                       2,000,000 Montgomery County
                                                  (Pennsylvania)
                                                  Industrial Development
                                                  Authority, Pollution
                                                  Control Revenue
                                                  Refunding Bonds, 1991
                                                  Series B (Philadelphia
                                                  Electric Company
                                                  Project) MBIA Insured
                                                  6.700% Due 12/01/21 ....                 AAA 2001 @ 102                 2,107,920

                                                                                                                            May 31,
                                                                                                                               1997
Port-                                             Name of Issuer, Title,                       Redemption                    Market
folio                     Aggregate               Interest Rate and                    Rating  Feature                        Value
Item                      Principal               Maturity Date                      (Note 2)  (Note 2)                    (Note 1)
-------------------- ---------------------------- ------------------------ ------------------- --------------------- --------------
N                     $                 3,025,000 Indiana Health Facility
                                                  Financing Authority,
                                                  Hospital Revenue Bonds,
                                                  Series 1992 (Community
                                                  Hospitals Projects)
                                                  MBIA Insured  6.850%                         2002 @ 102
                                                  Due 07/01/22 ...........                 AAA 2008 @ 100 S.F.       $    3,197,637
-----------------------------------------------------------------------------------------------------------------------------------
O                                       1,000,000 South Carolina Public
                                                  Service Authority,
                                                  Santee Cooper Revenue
                                                  Bonds, 1991 Series D
                                                  (AMBAC Indemnity
                                                  Insured)  6.500% Due                         2002 @ 102
                                                  07/01/24 ...............                 AAA 2002 @ 102 P.R.            1,089,960
-----------------------------------------------------------------------------------------------------------------------------------
P                                       1,315,000 Pollution Control
                                                  Revenue Refunding
                                                  Bonds, City of
                                                  Burlington, Kansas,
                                                  Series 1991 (Kansas
                                                  Gasand Electric Company
                                                  Project) MBIA Insured
                                                  7.000% Due 06/01/31 ....                 AAA 2001 @ 102                 1,395,478
                          -----------------------                                                                    --------------
                     $                 21,635,000 ........................                                           $   22,265,335
                     ============================                                                                    ==============

The accompanying notes are an integral part of these statements.

**The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

INSURED MUNICIPALS INCOME TRUST SERIES 278 Notes to Financial Statements May 31, 1995, 1996 and 1997

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds,
(3) by determining the value of the Bonds by appraisal or (4) by any combination of the above. The Trust maintains insurance which provides for the timely payment when due, of all principal and interest on Bonds owned by it. Except in cases in which Bonds are in default, or significant risk of default, this valuation does not include any value attributable to this insurance feature since the insurance terminates as to any Bond at the time of its disposition.

Security Cost - The original cost to the Trust was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (January 9, 1992). Since the valuation is based upon the bid prices the Trust recognized a downward adjustment of $115,610 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the period ended May 31, 1992.

Unit Valuation - The redemption price per Unit is the pro rata share of each Unit based upon (1) the cash on hand in the Trust or monies in the process of being collected, (2) the Bonds in the Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

Federal Income Taxes - The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's a Division of The McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's a Division of The McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's a Division of The McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities
Ratings" in Part Two.

Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see paragraph (3) under "Federal Tax Status of the Trusts" and "Annual Unit Income and Estimated Current Returns" in
Part Two.

Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the Trust has been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at May 31, 1997 is as follows:

Unrealized Appreciation    $   1,193,682
Unrealized Depreciation               --
                           -------------
                           $   1,193,682
                           =============

NOTE 3 - OTHER

Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to all applicable Trusts). In addition, the Evaluator receives an annual fee for regularly evaluating the Trust's portfolio. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.

NOTE 4 - REDEMPTION OF UNITS

During the years ended May 31, 1995, 1996 and 1997, 88 Units, 425 Units and 817 Units, respectively, were presented for redemption.

INSURED MUNICIPALS INCOME TRUST

PROSPECTUS

Part Two

In the opinion of counsel, interest income to the Trust and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to Federal tax.

The Trust. The Trust consists of a series of unit investment trusts issued under the name Insured Municipals Income Trust (and including the various series of the Discount Series, the Limited Maturity Series, the Intermediate Series and the Short Intermediate Series) or under the name The First National Dual Series Tax-Exempt Bond Trust. Each Trust consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities or issued by certain United States territories or possessions and their public authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law (the "Bonds" or "
Securities" ). The objectives of the Trust are Federally tax-exempt income and conservation of capital through an investment in a diversified, insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations. There is no assurance that the Trust's objectives will be met. The Securities in the Discount Series were acquired at prices which resulted in each Discount Series portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Securities. Gains based upon the difference, if any, between the value of the Securities at maturity, redemption or sale and their purchase price at a market discount (plus earned original issue discount) will constitute taxable ordinary income with respect to a Unitholder.

The Trust and "AAA" Rating. Insurance guaranteeing the payments of principal and interest, when due, on the Securities in the portfolio of the Trust has been obtained from a municipal bond insurance company either by the Trust, by a prior owner of the Bonds, by the issuer of the Bonds involved or by the Sponsor prior to the deposit of the Bonds in the Trust. All issues of the Trust are insured under one or more insurance policies obtained by the Trust, except for certain issues of certain Trusts for which insurance has been obtained by the issuer of the Bonds involved, by a prior owner of the Bonds or by the Sponsor prior to the deposit of such Bonds in the Trust. Insurance obtained by the Trust, if any, applies only while Bonds are retained in the Trust while insurance obtained by a Bond issuer is effective so long as such Bonds are outstanding. The Trustee, upon the sale of a Bond insured under an insurance policy obtained by the Trust, has a right to obtain from the insurer involved permanent insurance for such Bond upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Insurance relates only to the Bonds in the Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance, the Units of the Trust received a rating of "AAA" by Standard & Poor's, a division of the McGraw-Hill Companies,
Inc. ("Standard & Poor's" ) on the date the Trust was created. Standard
& Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trust or sales by the Trust of Bonds for less than the purchase price paid by the Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds" . No representation is made as to any insurer's ability to meet its commitments.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units.

Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

Estimated Current Return and Estimated Long-Term Return. The annual Estimated Current Returns and Estimated Long-Term Returns to Unitholders as of the close of business on the date of the "Summary of Essential Financial
Information" were as set forth under "Per Unit Information" for each Trust in Part one of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth under "Estimated Current Returns and Estimated Long-Term Returns."

Objectives of The Fund. The objectives of the Fund are income exempt from Federal income tax and conservation of capital through an investment in diversified portfolios of Federal tax-exempt obligations. There is, of course, no guarantee that the Fund will achieve its objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification that they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

Market for Units. Although not obligated to do so, the Sponsor, Van Kampen American Capital Distributors, Inc., intends to maintain a secondary market for the Units at prices based upon the aggregate bid prices of the Securities in the respective Trusts plus interest accrued to the date of settlement. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Securities plus interest accrued to the date of settlement (see "Rights of Unitholders--Redemption of Units" and "Public Offering--Market for
Units" ).

Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases).

Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See "
Rights of Unitholders--Reinvestment Option" .

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "Risk Factors" .

THE TRUST

Each series of Insured Municipals Income Trust and The First National Dual Series Tax-Exempt Bond Trust (Insured Series) (the "Trust" ) was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement" ), between Van Kampen American Capital
Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Trust consists of a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law, but may be subject to state and local taxes. Unless otherwise terminated as provided therein, the Trust Agreement for all series except the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution, while the Trust Agreement for the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

The portfolio of certain Trusts (including the Discount Series) may consist of bonds that were purchased at a "market" discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in such Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "
Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trust are "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

Each Unit initially offered represents a fractional undivided interest in the principal and net income of the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriters, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION

The objectives of the Trust are income exempt from Federal income taxation and conservation of capital through an investment in a diversified, insured portfolio of Federal tax-exempt obligations. There is, of course, no guarantee that the Trust will achieve its objective. The Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trust are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained by the Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity" ), Financial Guaranty
Insurance Company ("Financial Guaranty" ) or a combination thereof (collectively, the "Portfolio Insurers" ) or by the issuer of such Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust from (1) AMBAC Indemnity or one of its subsidiaries, American Municipal Bond Assurance Corporation ("AMBAC" ) or MGIC Indemnity Corporation ("MGIC Indemnity" ), (2) Financial
Guaranty, (3) MBIA Insurance Corporation ("MBIA" ), (4) Bond Investors Guaranty Insurance Company ("BIG" ), (5) National Union Fire Insurance
Company of Pittsburgh, PA. ("National Union" ), (6) Capital Guarantee Insurance Company ("Capital Guaranty" ), (7) Capital Market Assurance Corporation ("CapMAC" ) and/or (8) Financial Security Assurance Inc. ("Financial Security" or "FSA" ) (collectively, the "
Preinsured Bond Insurers" ) (see "Insurance on the Bonds" ).
Insurance obtained by the Trust is effective only while the Bonds thus insured are held in the Trust. The Trustee has the right to acquire permanent insurance from a Portfolio Insurer with respect to each Bond insured by the respective Portfolio Insurer under a Trust portfolio insurance policy. Insurance relating to Bonds insured by the issuer, by a prior owner of such Bonds or by the Sponsor is effective so long as such Bonds are outstanding. Bonds insured under a policy of insurance obtained by the issuer, by a prior owner, or by the Sponsor from one of the Preinsured Bond Insurers (the " Preinsured Bonds" ) are not additionally insured by the Trust. No representation is made as to any insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Trust, if any, unless Bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Offering Price" . On the other hand, the value, if any, of Preinsured Bond insurance is reflected and included in the market value of such Bonds.

In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB" or at least the Moody's Investors Service, Inc. rating of "Baa" , which in brief represent the lowest ratings for securities of investment grade (see "Description of Bond Ratings" ). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. Any premium or premiums relating to Preinsured Bond insurance is paid by the issuer, by a prior owner of such Bonds or by the Sponsor, and a monthly premium is paid by an Insured Trust for the portfolio insurance, if any, obtained by such Trust. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a Bond insured under the insurance policy obtained from the respective Insurer by the Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. All bonds insured by the Portfolio Insurers and the Preinsured Bond Insurers received a "AAA" rating by Standard & Poor's on the date such bonds were deposited in the Trust. See " Insurance on the Bonds" .

In selecting Bonds for the Trust, the following facts, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Bonds was in no case less than "BBB-" or the Moody's Investors
Service, Inc. rating of the Bonds was in no case less than "Baa" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings" ), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer, and
(d) the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Bond from the portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "
Trust Administration--Portfolio Administration" ).

To the best knowledge of the Sponsor, there was no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

TRUST PORTFOLIO

Risk Factors. Certain of the Bonds in the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in the Trust may be obligations which derive their payment from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Bonds held by the Trust, the Sponsor at the Date of Deposit was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in the Trust may be health care revenue bonds. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt may service be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of the Securities held in the portfolio of the Trust; however, because of the insurance obtained by the Trust, the "AAA" rating of the Units of the Trust would not be affected.

Certain of the Bonds in the Trust may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in the Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be industrial revenue bonds ("
IRBs" ). In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in the Trust may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations" ). Lease obligations are often in the form of certificates of participation. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor.A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in the Trust may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

Bond Redemptions. Because certain of the Bonds in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in the Trust may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of the Trust. The portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The issuer of certain Bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call Bonds in accordance with the stated redemption provisions of such Bonds. In such a case the issuer no longer has the right to call the Bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a Bond at a time when the issuer of the Bond might not have called a Bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Portfolio" and the notes thereto in Part
One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each Trust under the various distribution plans were as set forth under "Per Unit
Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Returns are calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only Net Annual Interest Income and Public Offering Price.

TRUST OPERATING EXPENSES

Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, in connection with certain series of the Trust, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp.,which is an affiliate of the Sponsor (the "Evaluator" ), will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for such series. Such fee (which is based on the number of Units outstanding in the Trust on January 1 of each year) may exceed the actual costs of providing such supervisory services for such series, but at no time will the total amount received for portfolio supervisory services rendered to all series of Insured Municipals Income Trust in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee in the amount set forth in "Summary of Essential Financial Information" in Part One of this Prospectus (which is based on the outstanding principal amount of Securities on January 1 of each year) for regularly evaluating the Trust's portfolio. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering" .

Trustee's Fee. For its services, the Trustee will receive a fee from the Trust based on the aggregate outstanding principal amount of Securities in the Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part
One of this Prospectus. Such fee will be computed at the amounts set forth in Part One to this Prospectus for that portion of the Trust under the semi-annual distribution plan and for those portions of the Trust representing monthly and quarterly distribution plans. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration" .

Insurance Premiums. The cost of the portfolio insurance obtained by the Trust, if any, is the amount shown in "Summary of Essential Financial
Information" in Part One of this Prospectus. The premium is payable each year that the Trust retains the Bonds. Premiums, if any, which are Trust obligations, are payable monthly by the Trustee on behalf of the Trust. As Bonds in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by and held in the Trust. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds. The premiums for such permanent insurance with respect to each Bond will decline over the life of the Bond. The Trust does not incur any expense for insurance which has been obtained by an issuer of a Bond, since the premium or premiums for such insurance have been paid by the respective issuers of such bonds. Bonds for which insurance has been obtained by the issuer from one of the Preinsured Bond Insurers are not additionally insured by the Trust. See "Objectives and Securities Selection" .

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any Bonds in a Trust and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts.

INSURANCE ON THE BONDS

Insurance has been obtained by the Trust or by the issuer of such Bonds, or by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in the Trust. See "Objectives and Securities Selection" . An insurance policy obtained by the Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by the Trust. Any portfolio insurance premium for the Trust, which is an obligation of the Trust, is paid by the Trust on a monthly basis. Non-payment of premiums on a policy obtained by the Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust. Premium rates for each issue of Bonds protected by a policy obtained by the Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned portfolio insurance obtained by the Trust, if any, guarantees the timely payment of principal and interest on the Bonds as they fall due. For the purposes of insurance obtained by the Trust, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by the Trust, if any, is only effective as to Bonds owned by and held in the Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by the Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the indemnity of the holder thereof) (the "Permanent Insurance" ) upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in creditworthiness of each Bond.

The Sponsor believes that the Permanent Insurance option provides an advantage to the Trust in that each Bond insured by a Trust insurance policy may be sold out of the Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See " Public Offering--Offering Price" . Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event the Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that the Trust would need at some point in time to seek a suspension of redemptions of Units than if the Trust were to have no such option and (b) at the time of termination of the Trust, if the Trust were holding defaulted Bonds or Bonds in significant risk of default the Trust would not need to hold such Bonds until their respective maturities in order to realize the benefits of the Trust's portfolio insurance.

Except as indicated below, insurance obtained by the Trust, if any, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" herein for a more complete description of the Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The portfolio insurance policy or policies obtained by the Trust, if any, with respect to the Bonds in the Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "Objectives and Securities Selection" .

Capital Markets Assurance Corporation ("CapMAC" ) is a New
York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors
Service, Inc. ("Moody's" ), "AAA" by Standard & Poor's, "
AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps" ) and "
AAA" by Nippon Investors Service Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"
). In December of 1995, in connection with an initial public offering of its common stock, Holdings became a public company with its common stock listed on the New York Stock Exchange under the symbol "KAP." Neither Holdings nor any of its stockholders is obligated to pay any claims under any policy issued by CapMAC or any debts of CapMAC or to make additional capital contributions to CapMAC.

CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s).

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

At September 30, 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserve) of approximately $254.2 million, up from $239.9 million at December 31, 1995, and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with the Insurance Department of the State of New York are available upon request.

AMBAC Indemnity Corporation ("AMBAC Indemnity" ) is a
Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,440,000,000 (unaudited) and statutory capital of approximately $1,387,000,000 (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

AMBAC Indemnity has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Indemnity has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

MBIA Insurance Corporation ("MBIA" ) is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business in all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. As of September 30, 1996, the insurer had admitted assets of $4.3 billion (unaudited), total liabilities of $2.9 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1996, MBIA had admitted assets of $4.0 billion (unaudited), total liabilities of $2.7 billion (unaudited), and total capital and surplus of $1.3 (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

Moody's Investors Service, Inc. rates all bond issues insured by MBIA " Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.

Standard & Poor's rates all new issues insured by MBIA "AAA" Prime
Grade.

The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.

Financial Guaranty Insurance Company ("Financial Guaranty" or "
FGIC" ) is a wholly-owned subsidiary of FGIC Corporation (the "
Corporation" } a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"
). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of June 30, 1996, the total capital and surplus of Financial Guaranty was approximately $1,069,597,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006,
Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau, telephone number:
(212) 621-0389.

In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

Financial Security Assurance Inc. ("Financial Security" or "
FSA" ) is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings" }) a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of March 31, 1996 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $650,053,000 (unaudited) and $387,239,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $779,177,000 (unaudited) and $340,226,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department. Its telephone number is
(212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security under any financial guaranty insurance policy.

The claims-paying ability of Financial Security and FSA Maryland is rated " Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard &
Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC" ) merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland" ) and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.

The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

In order to be in the Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by the Trust. In determining eligibility for insurance, the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in the Trust. Thus, all Bonds in the portfolio are insured either by the Trust or by the issuer of the Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust.

Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, on the Date of Deposit of each Trust Standard & Poor's assigned to the Units of the Trust its "AAA" investment rating., Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Bond Ratings" . The obtaining of this rating by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

The Estimated Current Return and the Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Trust would have been higher than the Estimated Current Return and the Estimated Long-Term Return on the Securities in the Trust after payment of the insurance premium. An objective of portfolio insurance obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured bonds in the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to the Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status" .

Each Portfolio Insurer is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of such company to meet its commitments pursuant to any contract of bond or portfolio insurance.

The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FEDERAL TAX STATUS OF THE TRUSTS

In the opinion of Chapman and Cutler, counsel for the Sponsor, under the existing law:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" ) will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax" ), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" ) to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31,1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income uncertain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REM IC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. The U.S. Treasury Department has proposed extending the financial institution rules to all corporations. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for FacIera4 state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1,1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" . The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31,1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus
50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of this computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:


Years To Maturity   Sales Charge   Years To Maturity   Sales Charge
                1         1.010%                  12         4.712%
                2         1.523                   13         4.822
                3         2.041                   14         4.932
                4         2.302                   15         5.042
                5         2.564                   16         5.152
                6         2.828                   17         5.263
                7         3.093                   18         5.374
                8         3.627                   19         5.485
                9         4.167                   20         5.597
               10         4.384             21 to 30         5.708
               11         4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the securities in the Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

Accrued Interest (Accrued Interest To Carry). Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investor's Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee may advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in the Trust. The price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds the amount of the sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest, if any, and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross profit equal to the sales charge expressed as a percentage of the Public Offering Price (excluding Purchased Interest). For secondary market purposes an appraisal and adjustment with respect to the Trust will be made by the Evaluator as of 4:00 P.M. Eastern time on days on which the New York Stock Exchange is open for each day on which any Unit of the Trust is tendered for redemption, and it shall determine the aggregate value of the Trust as of 4:00 P.M. Eastern time on such other days as may be necessary.

The aggregate price of the Securities in the Trust has been and will be determined on the basis of bid prices: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds" ) the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio Insurer to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by the Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. See "Rights of Unitholders--Redemption of Units" for information regarding the ability to redeem Units ordered for purchase.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price in the manner described.

Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering--General" . Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of the Trusts and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Dealer Profits. Dealers will receive the gross sales commission as described under "Public Offering--General" above.

As stated under "Market for Units" below, the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor or any such dealer will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold. In addition, the Sponsor or any such dealer will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Market for Units. Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of the Trust, plus Purchased Interest, if any, plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust, plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in the Trust are expected to be less than the related aggregate offering prices. See " Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of each Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, or such certificate transfer instrument exactly as his name appears on the records of the Trustee, and on the face of any certificate representing Units to be transferred, with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Certificates for Units will bear appropriate notations on their face indicating which plan of distribution has been selected in respect thereof. If a change in the plan of distribution is made, the existing certificate must be surrendered tot he Trustee and a new certificate will be issued, at no charge to the Unitholder, to reflect the currently effective plan of distribution.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trust, including that part of the proceeds of any disposition of Securities which Purchased Interest and/or represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the semi-annual record date, and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the Estimated Net Annual Unit Income in the Interest Account after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions are available for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ).
The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

Distribution. Distributions of interest received by the Trust, prorated on an annual basis, will be made monthly unless the Unitholder has elected to receive them semi-annually or quarterly, if such options are available. Distributions of funds from the Principal Account will be made on a semi-annual basis, except under the special circumstances outlined in "
Rights of Unitholders--Distribution of Interest and Principal" above.
Record dates for monthly distributions will be the tenth day of each month, record dates for quarterly distributions will be the tenth day of March, June, September and December, and record dates for semi-annual distributions will be the tenth day of June and December. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates. Unitholders of Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series, and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi- Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports to Unitholders. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, deductions for applicable taxes and for fees and expenses of the Trust (including insurance costs), for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, the amount of "when issued" interest treated as a return of capital, if any, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if applicable, and accrued interest paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in the Trust as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected, (ii) the value of the Securities in the Trust based on the bid prices of the Securities, except for those cases in which the value of insurance has been included, (iii) Purchased Interest, if any, and
(iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Securities in the Trust by employing any of the methods set forth in "Public
Offering--Offering Price" . In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" .

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in the Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds which are in default in payment of principal or interest or in such significant risk of such default and for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Rights of Unitholders--Redemption of Units" .
The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any securities other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

All Trusts other than those indicated in the next sentence may be terminated at any time by consent of Unitholders representing 100% of the Units of the Trust then outstanding. Each series of Insured Municipals Income Trust, Series 98 and subsequent series may be terminated at any time by consent of the Unitholders representing 51% of the Units of such Trust then outstanding. In addition, a Trust may be terminated by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of this Prospectus.

The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no event shall it continue beyond the end of the year indicated under "The Trust" . In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder thereof at his address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee maybe required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best of information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard to its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (MSAM" ), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $11.88 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.1 billion for 38 closed-end funds and $4.99 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rate of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or
(iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Public Offering--Reports Provided" ). The
Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Various counsel have acted as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

Standard & Poor's. A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ratings are based, in varying degrees, on the following considerations:

Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

Nature of and provisions of the obligation.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating "(p)" assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's" ) rating symbols and their meanings follows:

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuation.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents                                           Page
The Trust...................................................2
Objectives and Securities Selection.........................2
Trust Portfolio.............................................3
Risk Factors................................................3
Bond Redemptions............................................5
Estimated Current Returns and Estimated Long-Term Returns...5
Trust Operating Expenses....................................5
Compensation of Sponsor and Evaluator.......................5
Trustee's Fee...............................................5
Insurance Premiums..........................................5
Miscellaneous Expenses......................................6
Insurance on the Bonds......................................6
Federal Tax Status Of The Trusts............................9
Public Offering.............................................10
General.....................................................10
Accrued Interest (Accrued Interest To Carry)................10
Purchased and Accrued Interest..............................11
Accrued Interest............................................11
Offering Price..............................................11
Unit Distribution...........................................12
Sponsor and Dealer Profits..................................12
Market for Units............................................12
Rights of Unitholders.......................................12
Certificates................................................12
Distributions of Interest and Principal.....................12
Distribution................................................13
Change of Distribution Option...............................13
Reinvestment Option.........................................13
Reports to Unitholders......................................13
Redemption of Units.........................................14
Trust Administration........................................14
Sponsor Purchases of Units..................................14
Portfolio Administration....................................14
Amendment or Termination....................................15
Limitation on Liabilities...................................15
Sponsor.....................................................15
Trustee.....................................................16
Other Matters...............................................16
Legal Opinions..............................................16
Independent Certified Public Accountants....................16
Description of Bond Ratings.................................16
Standard & Poor's...........................................16
Moody's Investors Service, Inc..............................17

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

INSURED MUNICIPALS INCOME TRUST

PROSPECTUS PART TWO

Note: This Prospectus May Be Used Only
When Accompanied by Part One. Both
Parts of this Prospectus should be
retained for future reference.
Dated as of the date of the Prospectus
Part I accompanying this Prospectus
Part II.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

          One Parkview Plaza
          Oakbrook Terrace, Illinois 60181

          2800 Post Oak Boulevard
          Houston, Texas 77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL

                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants

                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust, Series 278, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of September, 1997.

                         Insured Municipals Income Trust, Series 278
                                                          (Registrant)

                         By Van Kampen American Capital Distributors,
                            Inc.
                                                           (Depositor)


                         By:    Gina Costello
                                Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 24, 1997 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief        )
                        Executive Officer       )

William R. Molinari   President and Chief Operating  )
                        Officer                    )

Ronald A. Nyberg      Executive Vice President and )
                        General Counsel         )

William R. Rybak      Senior Vice President and )
                        Chief Financial Officer )


                                                   Gina Costello
                                                   (Attorney in Fact)*

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Van Kampen American Capital Equity Opportunity Trust, Series 64 (File No. 333-33087) and the same are hereby incorporated herein by this reference.